EXHIBIT 10.2

                             ACKNOWLEDGEMENT OF DEBT

1. Amount of Debt: Twenty Millions in New Taiwan Dollars.

2. Term of Debt: Commencing from the date of first loan appropriation to May 3, 2009.

3. Interest Calculation
   --------------------

     (1) The interest is calculated by raising 3.475% annual interest rate to the float rate of one-year fixed deposit listed by CHUNGHWA POST (the current annual interest rate is 5%), which shall be paid by month accordingly since the beginning day of loan. In case said company adjusts preceding list interest rate, the new interest shall be calculated by new interest rate plus former raised quota since the day of adjustment; but only the annual interest rate aside from raised quota is over 3%, then 3% annual interest rate shall be employed.

     (2) Other

4. Penalty Calculation
   -------------------

In case that debtor delays to pay the principle or interests, in addition to paying the delayed interest calculated by appointed interest rate, he shall also pay the penalty in the principle calculated by 10% of preceding appointed interest rate since the due day of principle or the rendering day of interest if the overdue payment is less than six month; and he shall pay double of preceding calculation if it exceeds six months.

5. Appropriation Ways
   ------------------

The |X| mark that the debtor checks in following |_| shall govern, instead the X mark in the |_| means not applicable.

         |X| 1.The debtor agrees to transfer the full amount of loan to No. 602520 saving account in Songlong branch of your bank on loan appropriation day.

         |_| 2.Other

6. Payment Approaches
   ------------------

The |X| mark that the debtor checks in following |_| shall govern, instead the X mark in the |_| means not applicable.

         |_| 1. Before the expiration of loan term, the debtor shall pay off the principle in once or in installments.

         |_| 2. The principle shall be paid in   months as a term, and total in
            terms.

         |_| 3. Taking one month as a term, the principle and interest shall proportionally be paid monthly in accordance with the monthly payment calculated by annuity method commencing on the day of loan.

         |_| 4. From the first year to the year, only the interest shall be paid by monthly, while the principle shall be paid in one month as a term, and total in terms commencing on the year.

         |_| 5. From the first year to the year, only the interest shall be paid by monthly, while the principle and interest shall proportionally be paid monthly in accordance with the monthly payment calculated by annuity method commencing on the year.

         |_| 6. From the day of loan appropriation, the promiser shall pay the monthly payment for terms calculated by annuity method, and the balance outstanding shall be paid in once at the expiration of loan period.

         |X| 7. The debtor shall pay account administration fee, interest, penalty, expenses and principle payables derived from this loan by appointing No. 602520 saving account in Songlong branch of your bank as transferring account of payment and use this agreement as power of attorney. The debtor agrees to maintain preceding authorized account in deposit amount at least two times of the principle and interest payables for consented account transferring.


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7. Other Covenants
   ---------------

     1. The guarantor is willing to share the join responsibility with the debtor for this debt liability, that is, the responsibility for liquidation on his own, and also waiving the in accordance with

     2. For performing the guarantee responsibility, the guarantor shall take the location of your bank as performing place. Where there is lawsuit involved in this case, both parties agree to take Taipei District Court as the jurisdiction of first trial.

     3. When dealing with your bank, the debtor and guarantor agree to use the address listed on this loan as reaching place for relevant documents. If the residence of guarantor has been changed, he shall inform your bank in writing immediately, then both parties agree to use altered residence for delivery. Failing to do so, the relevant documents sent by your bank to following addresses (or latest address notice to your bank) shall be deemed as being delivered to guarantor through regular mail delivery period.

     4. The debtor shall accept the supervision of capital use by Small and Medium Business Credit Guarantee Fund in anytime regarding the account, vouchers of relevant payment for goods and the status of equipment installation and usage, and the debtor shall not refuse.

     5. Other than each article granted in this acknowledgement of debt, the debtor also agrees to comply with covenants listed on articles of agreements additional made with your bank. Anything not addressed in the acknowledgment of debt shall comply with said agreement.

     6. The debtor and guarantor understand hereby and agree your bank, all companies subordinated or related to Fubon Financial Holding Company, Joint Credit Information Center, Small and Medium Business Credit Guarantee Fund, Taiwan Clearing House, Financial Information Service Co., Ltd., other institutions appointed by Ministry of Finance, or your bank and all companies subordinated or related to Fubon Financial Holding Company (hereinafter the preceding institutions) that has contract made with because of operation requirement, as to the collection, computer processing, international transmission within the contents of special purposes required by registered business items or businesses made in articles of incorporation, and mutually use different current and future data of all business transactions dealing with the debtor and guarantor, meanwhile the preceding institutions can also provide collected data of the debtor and guarantor to your bank.

     7. The debtor agrees to pay your bank the account administration fee for one time payment forty thousand New Taiwan Dollars while in loan appropriation.

8. Specified Article: Not applicable

Hereby
Taipei Bank

(The promiser has already reviewed the contents and commitments of all preceding articles in reasonable period and sealed with chop)

The Debtor:                                    (signature and seal)
Address:

Joint Guarantor:                               (signature and seal)
Address:
ID Number:

Joint Guarantor:                               (signature and seal)
Address:



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

ID Number:

Joint Guarantor:                               (signature and seal)
Address:
ID Number:



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


                     MORTGAGE SETTING REGISTRATION AGREEMENT

To: Same as following pledgee and applicator (that is, the designator of trust certification and also the pledger).

Subject: To explain the mortgage setting events

Description: The trust certificate mortgage setting registration application form has been received by April 21, 2004.

This company has arranged the mortgage registration (registration number 5 on April, 21, 2004) to trust certificates listed on following pledged goods. Afterward when the pledgee exercises mortgage or mortgage elimination, he shall notify this company by "exercising mortgage notice" or "mortgage elimination notice" printed by this company accompanied with trust certification, otherwise is not acceptable.

This company is eligible for exercising the right of neutralization.

This company agrees to waive the right of exercising neutralization.

The Pledgee:

The Applicator (pledger):

The breakdown of pledged goods:



--------------------------------------------------------------------------------
Type of Trust Fund     Account              Trust Period        Amount of Trust
                                                                 Certification
--------------------------------------------------------------------------------
Yield                  Certificate No.
--------------------------------------------------------------------------------
520                    00505202159720       0930421            NT
-------------------------------------------------------------
1.900%                 02275831             0941021                 2,000,000
--------------------------------------------------------------------------------
                                                               NT
--------------------------------------------------------------------------------
                                                               NT
--------------------------------------------------------------------------------
                                                               NT
--------------------------------------------------------------------------------
                                                               NT
--------------------------------------------------------------------------------


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